EXHIBIT 32

Certification Pursuant to

18 U.S.C. Section 1350

as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

This certification is provided pursuant to § 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, and accompanies the Annual Report on Form 10-Q for the period ended March 31, 2007 of Tripos, Inc. (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report").

The undersigned, the Chief Executive Officer and the Chief Financial Officer of the Company,  hereby certifies that, to his knowledge on the date hereof:

(a)        the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)        information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                            /s/ John P. McAlister

                                                            John P. McAlister

                                                            Chief Executive Officer

                                                            & Chief Financial Officer

                                                            June 20, 2007